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Exhibit 32

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance Imaging, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004

/s/ PAUL S. VIVIANO Paul S. Viviano Chairman of the Board, Chief Executive Officer and President

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance Imaging, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004

/s/ KENNETH S. ORD Kenneth S. Ord Executive Vice President and Chief Financial Officer

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  Exhibit 32
Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002